PREPAYMENTS, NET	12 Months Ended
Dec. 31, 2025
PREPAYMENTS, NET
PREPAYMENTS, NET

NOTE 6 — PREPAYMENTS, NET

Prepayments consisted of the following:

	As of December 31,
	2025	2024
Prepayment for R&D	$11,799,310	$13,296,763
Prepayment for purchase of property and equipment	1,393,678	1,378,198
Prepayment for purchase of materials and others	3,863,436	3,305,963
Prepaid expense for others	606,259	319,196
Subtotal	17,662,683	18,300,120
Less: impairment loss	(4,204)	(4,867)
Subtotal, net	17,658,479	18,295,253
Less: Long term portion	(7,113,014)	(8,021,046)
Prepayments, net – current portion	$10,545,465	$10,274,207

Prepayments as of December 31, 2025 and December 31, 2024 were all made to third parties. The third-party R&D service provider issues a R&D progress report at the end of each period, and the Company recognizes the prepayment as R&D expenses based on the percentage of completion on the progress report, while the prepayment corresponding to uncompleted R&D is still recognized as prepayment.

Prepayments, net, long term portion primarily consist of advance payments made for the acquisition of property and equipment, as well as prepayments related to research and development projects with an expected duration of more than one year. Amounts associated with these R&D projects are classified as long-term when the related services or milestones are not expected to be realized within the next twelve months. These prepayments will be recorded at cost or recognized as expense or reclassified to the appropriate asset category when the related goods are received, services are performed, or the underlying assets are placed in service.

The balance of the prepayment - impairment loss is as follows:

	For the years ended
	December 31,
	2025	2024	2023
Balance at the beginning of the year	$(4,867)	$(5,002)	$—
Additions charged to the impairment loss	—	—	(5,016)
Foreign currency translation adjustments	663	135	14
Balance at the end of the year	$(4,204)	$(4,867)	$(5,002)